Exhibit 10.1

THIS PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT RELATES TO AN OFFERING OF SECURITIES IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”).

NONE OF THE SECURITIES TO WHICH THIS PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT (THE “SUBSCRIPTION AGREEMENT”) RELATES HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.  IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN ACCORDANCE WITH THE 1933 ACT.

PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT

(Subscribers Resident Outside of the United States)

TO:

GRAPHITE CORP. (the “Company”)

1031 RAILROAD STREET, SUITE 102A

 ELKO NV 89801

(775) 473-1355

Purchase of Units

1.

Subscription

1.1

The undersigned, namely, ____________________ (the “Subscriber”) hereby irrevocably subscribes for and agrees to purchase from the Company, on the basis of the representations and warranties and subject to the terms and conditions set forth herein, _________________ unit(s) (“Unit”) at a price of $0.05 per Unit (such subscription and agreement to purchase being the “Subscription”) for the total purchase price of US $______ (the “Subscription Proceeds”).

1.2

Each Unit shall consist of one (1) share of common stock (each a “Share”) and one (1) common share purchase warrant (each a “Warrant”) subject to adjustment.  Each Warrant shall be non-transferable and shall entitle the holder thereof to purchase one (1) share of common stock in the capital of the Company (each a “Warrant Share”) for a period of two (2) years from the Closing Date (as hereinafter defined), at a price per Warrant Share of US $0.10.  The Shares, Warrants and Warrant Shares are hereinafter collectively referred to as the “Securities”.

1.3

Subject to the terms hereof, the Subscription will be effective upon its acceptance by the Company. The Subscriber acknowledges that the offering of the Units contemplated hereby is part of a private placement having an aggregate subscription level of USD $2,500,000 (the “Offering”), which is subject to change at the sole discretion of the Company. The Offering is not subject to any minimum aggregate subscription level.

2.

Payment

2.1

The Subscription Proceeds must accompany this Subscription and shall be paid to the Company by wire transfer or by check of immediately available funds.  The wiring instructions are provided on the Acceptance page of this Subscription Agreement.

2.2

The Subscriber acknowledges and agrees that this Subscription Agreement, the Subscription Proceeds and any other documents delivered in connection herewith will be held on behalf of the Company.  In the event that this Subscription Agreement is not accepted by the Company for whatever reason, which the Company expressly reserves the right to do, within 30 days of the delivery of an executed Subscription Agreement by the Subscriber, this Subscription Agreement, the Subscription Proceeds (without interest thereon) and any other documents delivered in connection herewith will be returned to the Subscriber at the address of the Subscriber as set forth in this Subscription Agreement.

2.3

Where the Subscription Proceeds are paid to the Company, the Company is entitled to treat such Subscription Proceeds as an interest free loan to the Company until such time as the Subscription is accepted and the certificates representing the Securities have been issued to the Subscriber.

3.

Documents Required from Subscriber

3.1

The Subscriber must complete, sign and return to the Company an executed copy of this Subscription Agreement.

3.2

The Subscriber shall complete, sign and return to the Company as soon as possible, on request by the Company, any documents, questionnaires, notices and undertakings as may be required by regulatory authorities, stock exchanges and applicable law.

4.

Closing

4.1

Closing of the Offering (the “Closing”) shall occur on or before _____________, or on such other date as may be determined by the Company (the “Closing Date”).

4.2

The Company may, at its discretion, elect to close the Offering in one or more closings, in which event the Company may agree with one or more subscribers (including the Subscriber hereunder) to complete delivery of the Securities to such subscriber(s) against payment therefor at any time on or prior to the Closing Date.

5.

Acknowledgements of Subscriber

5.1

The Subscriber acknowledges and agrees that:

(a)

None of the Securities have been registered under the 1933 Act, or under any state securities or “blue sky” laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons, as that term is defined in Regulation S under the 1933 Act (“Regulation S”), except in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act and in each case in accordance with applicable state securities laws;

(b)

The Company will refuse to register any transfer of the Shares and/or Warrant Shares not made in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from the registration requirements of the 1933 Act and in accordance with applicable state and federal securities laws;

(c)

The Subscriber acknowledges that the Company has not undertaken to register any of the Securities under the 1933 Act;

(d)

The decision to execute this Subscription Agreement and purchase the Securities agreed to be purchased hereunder has not been based upon any oral or written representation as to fact or otherwise made by or on behalf of the Company, and such decision is based entirely upon a review of information (the receipt of which is hereby acknowledged) which has been filed by the Company (the “Public Record”) with the Securities and Exchange Commission (the “SEC”);

(e)

The Subscriber and the Subscriber’s advisor(s) have had a reasonable opportunity to ask questions of and receive answers from the Company in connection with the distribution of the Securities hereunder, and to obtain additional information, to the extent possessed or obtainable without unreasonable effort or expense, necessary to verify the accuracy of the information about the Company;

(f)

The books and records of the Company were available upon reasonable notice for inspection, subject to certain confidentiality restrictions, by the Subscriber during reasonable business hours at its principal place of business and that all documents, records and books pertaining to this Offering have been made available for inspection by the Subscriber, the Subscriber's attorney and/or advisor(s);

(g)

By execution hereof the Subscriber has waived the need for the Company to communicate its acceptance of the purchase of the Units pursuant to this Subscription Agreement;

(h)

Neither the SEC nor any other securities commission or similar regulatory authority has reviewed or passed on the merits of the Securities;

(i)

There is no government or other insurance covering any of the Securities;

(j)

There are risks associated with an investment in the Securities;

(k)

The Subscriber has not acquired the Units as a result of, and will not itself engage in, any “directed selling efforts” (as defined in Regulation S under the 1933 Act) in the United States in respect of the Units which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Securities; provided, however, that the Subscriber may sell or otherwise dispose of the Shares and/or Warrant Shares pursuant to registration thereof under the 1933 Act and any applicable state and federal securities laws or under an exemption from such registration requirements;

(l)

The Subscriber will indemnify and hold harmless the Company and, where applicable, its directors, officers, employees, agents, advisors and shareholders, from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any representation or warranty of the Subscriber contained herein or in any document furnished by the Subscriber to the Company in connection herewith, being untrue in any material respect or any breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber to the Company in connection therewith;

(m)

[Reserved]

(n)

The issuance and sale of the Units to the Subscriber will not be completed if it would be unlawful or if, in the discretion of the Company acting reasonably, it is not in the best interests of the Company;

(o)

The statutory and regulatory basis for the exemption claimed for the offer of the Units, although in technical compliance with Regulation S, would not be available if the offering is part of a plan or scheme to evade the registration provisions of the 1933 Act or any applicable state and federal securities laws;

(p)

Neither the SEC nor any other securities commission or similar regulatory authority has reviewed or passed on the merits of the Securities;

(q)

No documents in connection with this Offering have been reviewed by the SEC or any state securities administrators;

(r)

There is no government or other insurance covering any of the Securities;

(s)

The Subscriber has been advised to consult the Subscriber’s own legal, tax and other advisors with respect to the merits and risks of an investment in the Units and with respect to applicable resale restrictions, and it is solely responsible (and the Company is not in any way responsible) for compliance with:

(i)

Any applicable laws of the jurisdiction in which the Subscriber is resident in connection with the distribution of the Units hereunder, and

(ii)

Applicable resale restrictions; and

(t)

This Subscription Agreement is not enforceable by the Subscriber unless it has been accepted by the Company, and the Subscriber acknowledges and agrees that the Company reserves the right to reject any subscription for any reason.

6.

Representations, Warranties and Covenants of Subscriber

6.1

The Subscriber hereby represents and warrants to and covenants with the Company (which representations, warranties and covenants shall survive the Closing) that:

(a)

The Subscriber is not a U.S. Person;

(b)

The Subscriber is a resident in the jurisdiction set forth under the “Address of Subscriber” on the signature page of this Subscription Agreement;

(c)

The Subscriber has received and carefully read this Subscription Agreement;

(d)

The Subscriber has the legal capacity and competence to enter into and execute this Subscription Agreement and to take all actions required pursuant hereto and, if the Subscriber is a corporation, it is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation and all necessary approvals by its directors, shareholders and others have been obtained to authorize execution and performance of this Subscription Agreement on behalf of the Subscriber;

(e)

The Subscriber is aware that an investment in the Company is speculative and involves certain risks, including the possible loss of the investment;

(f)

The entering into of this Subscription Agreement and the transactions contemplated hereby do not result in the violation of any of the terms and provisions of any law applicable to, or, if   applicable, the constating documents of, the Subscriber, or of any agreement, written or oral, to which the   Subscriber may be a party or by which the Subscriber is or may be bound;

(g)

The Subscriber has duly executed and delivered this Subscription Agreement and it constitutes a valid and binding agreement of the Subscriber enforceable against the Subscriber in accordance with its terms;

(h)

The Subscriber understands and agrees that the Company and others will rely upon the truth and accuracy of the acknowledgements, representations and agreements contained in this Subscription Agreement, and agrees that if any of such acknowledgements, representations and agreements are no longer accurate or have been breached, the Subscriber shall promptly notify the Company;

(i)

The Subscriber is acquiring the Securities pursuant to an exemption from the registration and prospectus requirements of applicable securities legislation in all jurisdictions relevant to this Subscription, and, as a consequence, the Subscriber will not be entitled to use most of the civil remedies available under applicable securities legislation and the Subscriber will not receive information that would otherwise be required to be provided to the Subscriber pursuant to applicable securities legislation;

(j)

The Subscriber is not acquiring the Units for the account or benefit of, directly or indirectly, any U.S. Person;

(k)

The sale of the Units to the Subscriber as contemplated in this Subscription Agreement complies with or is exempt from the applicable securities legislation of the jurisdiction of residence of the Subscriber;

(l)

The Subscriber is outside the United States when receiving and executing this Subscription Agreement and is purchasing the Units for its own account for investment purposes only and not for the account of any other person and not for distribution, assignment or resale to others, and no other person has a direct or indirect beneficial interest is such Units, and the Subscriber has not subdivided his interest in the Units with any other person;

(m)

The Subscriber is not an underwriter of, or dealer in, the common shares of the Company, nor is the Subscriber participating, pursuant to a contractual agreement or otherwise, in the distribution of the Units;

(n)

the Subscriber has made an independent examination and investigation of an investment in the Securities and the Company and has depended on the advice of its legal and financial advisors and agrees that the Company will not be responsible in anyway whatsoever for the Subscriber's decision to invest in the Securities and the Company;

(o)

The Subscriber

(i)

is able to fend for him/her/itself in the Subscription;

(ii)

has such knowledge and experience in business matters as to be capable of evaluating the merits and risks of its prospective investment in the Units; and

(iii)

has the ability to bear the economic risks of its prospective investment and can afford the complete loss of such investment; the Subscriber acknowledges that the Subscriber has not acquired the Units as a result of, and will not itself engage in, any “directed selling efforts” (as defined in Regulation S under the 1933 Act) in the United States in respect of the Units which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of the Shares or Warrant Shares; provided, however, that the Subscriber may sell or otherwise dispose of the Shares or Warrant Shares pursuant to registration of the Shares or Warrant Shares pursuant to the 1933 Act and any applicable state and federal securities laws or under an exemption from such registration requirements and as otherwise provided herein;

(p)

The Subscriber understands and agrees that none of the Shares or Warrant Shares have been registered under the 1933 Act, or under any state securities or “blue sky” laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons except in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act;

(q)

The Subscriber understands and agrees that offers and sales of any of the Shares or Warrant Shares prior to the expiration of a period of one (1) year after the date of original issuance of the Shares (the one year period hereinafter referred to as the “Distribution Compliance Period”) shall only be made in compliance with the safe harbor provisions set forth in Regulation S, pursuant to the registration provisions of the 1933 Act or an exemption therefrom, and that all offers and sales after the Distribution Compliance Period shall be made only in compliance with the registration provisions of the 1933 Act or an exemption therefrom and in each case only in accordance with applicable state and federal securities laws;

(r)

The Subscriber understands and agrees not to engage in any hedging transactions involving any of the Shares or Warrant Shares unless such transactions are in compliance with the provisions of the 1933 Act and in each case only in accordance with applicable state and federal securities laws;

(s)

The Subscriber understands and agrees that the Company will refuse to register any transfer of the Shares and/or Warrant Shares not made in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from the registration requirements of the 1933 Act;

(t)

The Subscriber is not aware of any advertisement of any of the Securities and is not acquiring the Units as a result of any form of general solicitation or general advertising including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising; and

(u)

No person has made to the Subscriber any written or oral representations:

(i)

that any person will resell or repurchase any of the Securities;

(ii)

that any person will refund the purchase price of any of the Securities;

(iii)

as to the future price or value of any of the Securities; or

(iv)

That any of the Securities will be listed and posted for trading on any stock exchange or automated dealer quotation system or that application has been made to list and post any of the Securities of the Company on any stock exchange or automated dealer quotation system.

7.

Acknowledgement and Waiver

7.1

The Subscriber has acknowledged that the decision to purchase the Units was solely made on the basis of publicly available information. The Subscriber hereby waives, to the fullest extent permitted by law, any rights of withdrawal, rescission or compensation for damages to which the Subscriber might be entitled in connection with the distribution of any of the Units.

8.

Representations and Warranties of the Company

8.1

The Company represents and warrants to the Subscriber that, as of the date of this Subscription Agreement and at Closing hereunder:

(a)

The Company and its subsidiaries are valid and subsisting corporations duly incorporated and in good standing under the laws of the jurisdictions in which they are incorporated, continued or amalgamated;

(b)

The Company has complied, or will comply, with all applicable corporate and securities laws and regulations in connection with the offer, sale and issuance of the Securities, and in connection therewith has not engaged in any “direct selling efforts,” as such term is defined in Regulation S, or any “general solicitation or general advertising” as described in Regulation D;

(c)

The Company and its subsidiaries are the beneficial owners of the properties, business and assets or the interests in the properties, business or assets referred to in all filings by the Company with the Securities & Exchange Commission (the “Public Record”) and except as disclosed therein, all agreements by which the Company or its subsidiaries holds an interest in a property, business or asset are in good standing according to their terms, and the properties are in good standing under the applicable laws of the jurisdictions in which they are situated;

(d)

The financial statements comprised in the Public Record accurately reflect the financial position of the Company as at the date thereof, and no adverse material changes in the financial position of the Company have taken place since the date of the Company’s last financial statements except as filed in the Public Record;

(e)

The creation, issuance and sale of the Securities by the Company does not and will not conflict with and does not and will not result in a breach of any of the terms, conditions or provisions of its constating documents or any agreement or instrument to which the Company is a party;

(f)

The Units will, at the time of issue, be duly allotted, validly issued, fully paid and non-assessable and will be free of all liens, charges and encumbrances and the Company will reserve sufficient shares in the treasury of the Company to enable it to issue the Securities;

(g)

This Subscription when accepted has been duly authorized by all necessary corporate action on the part of the Company and, subject to acceptance by the Company, constitutes a valid obligation of the Company legally binding upon it and enforceable in accordance with its terms;

(h)

Neither the Company nor any of its subsidiaries is a party to any actions, suits or proceedings which could materially affect its business or financial condition, and to the best of the Company’s knowledge no such actions, suits or proceedings have been threatened as at the date hereof, except as disclosed in the Public Record; and

(i)

No order ceasing or suspending trading in the securities of the Company nor prohibiting sale of such securities has been issued to the Company or its directors, officers or promoters and to the best of the Company’s knowledge no investigations or proceedings for such purposes are pending or threatened.

9.

Representations and Warranties will be Relied Upon by the Company

9.1

The Subscriber acknowledges that the representations and warranties contained herein are made by it with the intention that they may be relied upon by the Company and its legal counsel in determining the Subscriber’s eligibility to purchase the Units under applicable securities legislation, or (if applicable) the eligibility of others on whose behalf it is contracting hereunder to purchase the Units under applicable securities legislation.  The Subscriber further agrees that by accepting delivery of the certificates representing the Securities on the Closing Date, it will be representing and warranting that the representations and warranties contained herein are true and correct as at the Closing Date with the same force and effect as if they had been made by the Subscriber at the Closing Date and that they will survive the purchase by the Subscriber of Units and will continue in full force and effect notwithstanding any subsequent disposition by the Subscriber of such Units.

10.

Legending and Registration of Subject Securities

10.1

The Subscriber hereby acknowledges that that upon the issuance thereof, and until such time as the same is no longer required under the applicable securities laws and regulations, the certificates representing any of the Securities will bear a legend in substantially the following form:

“THESE SECURITIES WERE ISSUED IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”).  ACCORDINGLY, NONE OF THE SECURITIES TO WHICH THIS CERTIFICATE RELATES HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD IN THE UNITED STATES OR, DIRECTLY OR INDIRECTLY, TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN ACCORDANCE WITH THE 1933 ACT.”

10.2

The Subscriber hereby acknowledges and agrees to the Company making a notation on its records or giving instructions to the registrar and transfer agent of the Company in order to implement the restrictions on transfer set forth and described in this Subscription Agreement.

11.

Costs

11.1

The Subscriber acknowledges and agrees that all costs and expenses incurred by the Subscriber (including any fees and disbursements of any special counsel retained by the Subscriber) relating to the purchase of the Units shall be borne by the Subscriber.

12.

Governing Law

12.1

This Subscription Agreement is governed by the laws of the State of Nevada and the federal laws of the United States of America applicable therein. The Subscriber, in its personal or corporate capacity and, if applicable, on behalf of each beneficial purchaser for whom it is acting, irrevocably agrees to the jurisdiction of the State of Nevada.

13.

Survival

13.1

This Subscription Agreement, including without limitation the representations, warranties and covenants contained herein, shall survive and continue in full force and effect and be binding upon the parties hereto notwithstanding the completion of the purchase of the Units by the Subscriber pursuant hereto.

14.

Assignment

14.1

This Subscription Agreement is not transferable or assignable.

15.

Severability

15.1

The invalidity or unenforceability of any particular provision of this Subscription Agreement shall not affect or limit the validity or enforceability of the remaining provisions of this Subscription Agreement.

16.

Entire Agreement

16.1

Except as expressly provided in this Subscription Agreement and in the agreements, instruments and other documents contemplated or provided for herein, this Subscription Agreement contains the entire agreement between the parties with respect to the sale of the Units and there are no other terms, conditions, representations or warranties, whether expressed, implied, oral or written, by statute or common law, by the Company or by anyone else.

17.

Notices

17.1

All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication.  Notices to the Subscriber shall be directed to the address on the signature page of this Subscription Agreement and notices to the Company shall be directed to the address on the cover page of this Subscription Agreement.

18.

Counterparts and Electronic Means

18.1

This Subscription Agreement may be executed in any number of counterparts, each of which, when so executed and delivered, shall constitute an original and all of which together shall constitute one instrument.  Delivery of an executed copy of this Subscription Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Subscription Agreement as of the date hereinafter set forth.

19.

Currency

19.1

Unless otherwise provided, all dollar amounts referred to in this Agreement are in lawful money of the United States.

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[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF the Subscriber has duly executed this Subscription Agreement as of the date of acceptance by the Company.

DELIVERY AND REGISTRATION INSTRUCTIONS

Delivery - please deliver the Share certificates to:

__________________________________________________________________

_________________________________________________________________

The undersigned hereby acknowledges that he or she will deliver to the Company all such additional completed forms in respect of the Subscriber's purchase of the Units as may be required for filing with the appropriate securities commissions and regulatory authorities.

(Name of Subscriber – Please type or print)

(Signature and, if applicable, Office)

(Address of Subscriber)

(City, State, and Zip Code of Subscriber)

(Country of Subscriber)

(Fax Number and email address)

A C C E P T A N C E

The above-mentioned Subscription Agreement in respect of the Units is hereby accepted by Graphite Corp..

DATED ______________________ (“Location”), the _____ day of ______________, 2012.

GRAPHITE CORP.

             /s/ Brian Goss

Name:  Brian Goss

Title:    CEO and President

Exhibit A

Warrant No. 2012-________

GRAPHITE CORP.

Warrant for the Purchase of [__________]

Shares of Common Stock

This Warrant Will Be Void
After 5:00 P.M. Pacific Standard Time
On [__________________, 2014]

_____________________________________

THIS WARRANT AND THE SHARES ISSUABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITES ACT”), AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR PURSUANT TO RULE 144 OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE CORPORATION AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

1. _____________________________________

THIS WARRANT (this “Warrant”) dated and effective as of [______________, 2012] (the “Effective Date”), certifies that, for value received, __________________________, or its registered assigns (the “Holder” or “Holders”), shall be entitled at any time on or before 5:00 p.m. Pacific Standard Time on [_____________________, 2014] (the Expiration Date”), to subscribe for, purchase, and receive ____________________  (________________) shares (the “Shares”) of fully paid and nonassessable common stock, no par value (the “Common Stock”) of Graphite Corp., a Nevada corporation (the “Company”), at an exercise price of ten cents ($0.10) per share (the “Exercise Price”).  The number of Shares to be received on exercise of this Warrant and the Exercise Price may be adjusted on the occurrence of certain events as described herein. If the rights represented hereby are not exercised by the Expiration Date this Warrant shall automatically become void and of no further force or effect, and all rights represented hereby shall cease and expire.

1.

Method of Exercise. Holder may exercise this Warrant by delivering a duly executed Notice of Exercise in substantially the form attached hereto to the principal office of the Company, along with a check or wire transfer of immediately available funds for the aggregate Warrant Price for the Shares being purchased.

2.

Delivery of Certificate and Rights as a shareholder.  The Holder shall have the rights of a shareholder only with respect to Shares fully paid for by the Holder under this Warrant. On the exercise of all or any portion of this Warrant in the manner provided above, the Holder exercising the same shall be deemed to have become a Holder of record of the Shares as to which this Warrant is exercised for all purposes, and certificates for the securities so purchased shall be delivered to the Holder within a reasonable time, but in no event longer than 10 days after this Warrant shall have been exercised as set forth above. If this Warrant shall be exercised in respect to only a part of the Shares covered hereby, the Holder shall be entitled to receive a similar Warrant of like tenor and date covering the number of Shares with respect to which this Warrant shall not have been exercised.

3.

Assignment of Warrants. In the event this Warrant is assigned in the manner provided herein, the Company, upon request and upon surrender of this Warrant by the Holder at the principal office of the Company accompanied by payment of all transfer taxes, if any, payable in connection therewith, shall transfer this Warrant on the books of the Company. If the assignment is in whole, the Company shall execute and deliver a new Warrant or Warrants of like tenor to this Warrant to the appropriate assignee expressly evidencing the right to purchase the aggregate number of Shares purchasable hereunder; and if the assignment is in part, the Company shall execute and deliver to the appropriate assignee a new Warrant or Warrants of like tenor expressly evidencing the right to purchase the portion of the aggregate number of Shares as shall be contemplated by any such agreement, and shall concurrently execute and deliver to the Holder a new Warrant of like tenor to this Warrant evidencing the right to purchase the remaining portion of the Shares purchasable hereunder that have not been transferred to the assignee.

4.

Fully Paid Shares. The Company covenants and agrees that the Shares that may be issued on the exercise of this Warrant will, on issuance pursuant to the terms of this Warrant, be fully paid and nonassessable, free from all taxes, liens, and charges with respect to the issue thereof, and not issued in violation of the preemptive or similar right of any other person. The Company further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will have authorized and reserved a sufficient number of Shares of Common Stock to provide for the exercise of the rights represented by this Warrant.

5.

Adjustment of Exercise Price and Number of Shares.

(a)

Adjustment of Exercise Price and Number of Shares. The number of Shares purchasable on the exercise of this Warrant and the Exercise Price shall be adjusted appropriately from time to time as follows:

(i)

In the event the Company shall declare a dividend or make any other distribution on any capital stock of the Company payable in Common Stock, rights to purchase Common Stock, or securities convertible into Common Stock, or shall subdivide its outstanding shares of Common Stock into a greater number of shares or combine such outstanding stock into a smaller number of shares, then in each such event, the number of Shares subject to this Warrant shall be adjusted so that the Holder shall be entitled to purchase the kind and number of Shares of Common Stock or other securities of the Company that it would have owned or have been entitled to receive after the happening of any of the events described above, had such Warrant been exercised immediately prior to the happening of such event or any record date with respect thereto; an adjustment made pursuant to this subsection (a) shall become effective immediately after the effective date of such event retroactive to the record date for such event.

(ii)

No adjustment in the number of Shares purchasable hereunder shall be required unless such adjustment would require an increase or decrease of at least 1% in the number of Shares purchasable on the exercise of this Warrant; provided, however, that any adjustments that by reason of this subsection (a) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

(iii)

Whenever the number of Shares purchasable on the exercise of this Warrant is adjusted, as herein provided, the Exercise Price payable on exercise shall be adjusted by multiplying the Exercise Price immediately prior to such adjustment by a fraction, the numerator of which shall be the number of Shares purchasable on the exercise of this Warrant immediately prior to such adjustment and the denominator of which shall be the number of Shares so purchasable immediately thereafter.

(iv)

Whenever the number of Shares purchasable on the exercise of this Warrant or the Exercise Price of such Shares is adjusted, as herein provided, the Company shall cause to be promptly mailed by first class mail, postage prepaid, to the Holder of this Warrant notice of such adjustment or adjustments and shall deliver a resolution of the board of directors of the Company setting forth the number of Shares purchasable on the exercise of this Warrant and the Exercise Price of such Shares after such adjustment, setting forth a brief statement of the facts requiring such adjustment, together with the computation by which such adjustment was made. Such resolution, in the absence of manifest error, shall be conclusive evidence of the correctness of adjustment.

(v)

All such adjustments shall be made by the board of directors of the Company, which shall be binding on the Holder in the absence of demonstrable error.

(b)

No Adjustment in Certain Cases. No adjustments shall be made in connection with:

(i)

the issuance of any Shares on the exercise of this Warrant;

(ii)

the conversion of shares of Preferred Stock;

(iii)

the exercise or conversion of any rights, options, warrants, or convertible securities containing the right to purchase or acquire Common Stock;

(iv)

the issuance of additional Shares or other securities on account of the anti-dilution provisions contained in or relating to this Warrant or any other option, warrant, or right to acquire Common Stock;

(v)

the purchase or other acquisition by the Company of any shares of Common Stock, evidences of its indebtedness or assets, or rights, options, warrants, or convertible securities containing the right to subscribe for or purchase Common Stock; or

(vi)

the sale or issuance by the Company of any shares of Common Stock, evidences of its indebtedness or assets, or rights, options, warrants, or convertible securities containing the right to subscribe for or purchase Common Stock or other securities pursuant to options, warrants, or other rights to acquire Common Stock or other securities.

6.

Notice of Certain Events.  In the event of:

(a)

any taking by the Company of a record of the holders of any class of securities of the Company for the purpose of determining the holders thereof who are entitled to receive any dividends or other distribution, or any right to subscribe for, purchase, or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other rights;

(b)

any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company, or any transfer of all or substantially all of the assets of the Company to any other person, or any consolidation, share exchange, or merger involving the Company; or

(c)

any voluntary or involuntary dissolution, liquidation, or winding up of the Company, the Company will mail to the Holder(s) of this Warrant, at least 20 days prior to the earliest date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution, or right; the amount and character of such dividend, distribution, or right; or the date on which any such reorganization, reclassification, transfer, consolidation, share exchange, merger, dissolution, liquidation, or winding up of the Company will occur and the terms and conditions of such transaction or event.

7.

Limitation of Transfer. Subject to the restrictions set forth in paragraph 8 hereof, this Warrant is transferable at the offices of the Company. On such transfer, every Holder hereof agrees that the Company may deem and treat the registered Holder(s) of this Warrant as the true and lawful owner(s) thereof for all purposes, and the Company shall not be affected by any notice to the contrary.

8.

Disposition of Warrants or Shares. Each registered owner of this Warrant, by acceptance hereof, agrees for itself and any subsequent owner(s) that, before any disposition is made of any Warrants or Shares of Common Stock, the owner(s) shall give written notice to the Company describing briefly the manner of any such proposed disposition. No such disposition shall be made unless and until:

(a)

the Company has received written assurances from the proposed transferee confirming a factual basis for relying on exemptions from registration under applicable federal and state securities laws for such transfer or an opinion from counsel for the Holder(s) of the Warrants or Shares stating that no registration under the Securities Act or applicable state statute is required with respect to such disposition; or

(b)

a registration statement under the Securities Act has been filed by the Company and declared effective by the Securities and Exchange Commission (the “Commission”) covering such proposed disposition and the disposition has been registered or qualified, or is exempt therefrom, under the state having jurisdiction over such disposition.

9.

Restricted Securities. The Holder acknowledges that this Warrant is, and that the Shares issuable on exercise hereof will be, “restricted securities” as that term is defined in Rule 144 promulgated under the Securities Act.  Accordingly, this Warrant must be taken for investment and held indefinitely and may not be exercised or converted unless subsequently registered under the Securities Act and/or comparable state securities laws or unless an exemption from such registration is available. Likewise, any Shares issued on exercise of this Warrant must be taken for investment and held indefinitely and may not be resold unless such resale is registered under the Securities Act and/or comparable state securities laws or unless an exemption from such registration is available. A legend to the foregoing effect shall be placed conspicuously on the face of all certificates for Shares issuable on exercise of this Warrant.

10.

Governing Law. This Warrant shall be construed under and be governed by the laws of the state of Nevada.

11.

Notices.  Any notice required or permitted under this Warrant shall be in writing and shall be hand delivered, sent by facsimile or other electronic medium, by registered or certified mail, postage prepaid, or by nationally recognized overnight carrier to the Company or to the Holder at the address set forth below on the signature page to this Warrant or to such other address as may be furnished in writing to the other party hereto.  Such notice shall be deemed effectively given (i) if hand delivered, upon delivery, (ii) if sent by facsimile or other electronic medium, when confirmed, if sent during the normal business hours of the recipient (if not sent during the normal business hours of the recipient, then on the next business day), (iii) if sent by mail, five days after having been sent, or (iv) if sent by nationally recognized overnight courier, one day after deposit with such courier.

12.

Loss, Theft, Destruction, or Mutilation. Upon receipt by the Company of reasonable evidence of the ownership of and the loss, theft, destruction, or mutilation of this Warrant, the Company will execute and deliver, in lieu thereof, a new Warrant of like tenor.

13.

Taxes. The Company will pay all taxes in respect of the issue of this Warrant or the Shares issuable upon exercise thereof.

COMPANY:

GRAPHITE CORP.

Dated: ________________________

___________________________________________

By: Brian Goss

Its: President and CEO

Form of Assignment
(to be signed only upon assignment of Warrant)

ASSIGNMENT

TO:

GRAPHITE CORP.

FOR VALUE RECEIVED, ________________________________, does hereby sell, assign, and transfer unto ____________________________________________, the right to purchase _____________ shares of Common Stock, $0.0001 par value per share, of Graphite Corp. (the “Company”), and does hereby irrevocably constitute and appoint _______________________________, attorney, to transfer such right on the books of the Company with full power of substitution in the premises.

Dated: ________________________

HOLDER (Assignor)

___________________________________________

Signature

___________________________________________

Print

Signature Guaranteed:

_______________________________

AUTHORIZED SIGNATURE

 * * * * *

NOTICE: The signature to the form of assignment must correspond with the name as written upon the face of the attached Warrant in every particular without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank, other than a savings bank, or by a trust company or by a firm having membership on a registered national securities exchange.

Form of Notice of Exercise
[to be signed only upon exercise of Warrant]

TO:

GRAPHITE CORP.

The undersigned, the owner of the attached Warrant, hereby irrevocable elects to exercise the purchase rights represented by the Warrant for, and to purchase thereunder, ____________ shares of Common Stock of Graphite Corp., and herewith delivers payment of $____________ therefore.  Please issue the shares of Common Stock as to which this Warrant is exercised in accordance with the instructions set forth below and, if the Warrant is being exercised with respect to less than all of the Shares to which it pertains, prepare and deliver a new Warrant of like tenor for the balance of the Shares purchasable under the attached Warrant.

HOLDER:

___________________________________________

Signature

___________________________________________

Print

Signature Guaranteed:

_______________________________

AUTHORIZED SIGNATURE

INSTRUCTIONS FOR REGISTRATION OF STOCK

_____________________________________

Name of Purchaser

______________________________________

Address of Purchaser

______________________________________

City, State and Zip Code of Purchaser

______________________________________

Social Security or Taxpayer Identification

NOTICE: The signature to the form of purchase must correspond with the name as written upon the face of the attached Warrant in every particular without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank, other than a savings bank, or by a trust company or by a firm having membership on a registered national securities exchange.